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                                                                    Exhibit 4(a)
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
CERTIFICATE FOR                                                           CERTIFICATE FOR
NOT MORE THAN                                                               NOT MORE THAN
100,000                                                                           100,000
SHARES                                                                             SHARES

                                  NUMBER                                              SHARES
                               COMMON STOCK                                        COMMON STOCK

                                                       THE GILLETTE COMPANY
                            ----------- INCORORATED UNDER THE LAWS OF THE STATE OF DELAWARE ----------
                     THIS CERTIFICATE IS TRANSFERABLE EITHER IN BOSTON, MASSACHUSETTS OR IN NEW YORK, NEW YORK
                                                                                                                  CUSIP 375766 10 2
This is to Certify that                                                                                 is the owner of

                                                                                                          SEE REVERSE FOR
                                                                                                        CERTAIN DEFINITIONS



                     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK WITH THE PAR VALUE OF $1.00 EACH
                                                                                                    -----

of The Gillette Company transferable upon the books of the Corporation by said owner in person or by duly authorized attormey, upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent. This Certificate is not valid unless countersigned by the
Transfer Agent and registered by the Registrar.
   In Witness Whereof, the Corporation has caused facsimiles        of the signatures of its proper officers and of its seal to be
hereunto affixed.                                                         Dated
                                                                                                             The Gillette Company,
                                                                          By
                                /s/ Lloyd B. Swain                              /s/ Alfred M. Zeien
                                              TREASURER                                         CHAIRMAN
                                                                                              OF THE BOARD


COUNTERSIGNED AND REGISTERED:
        THE FIRST NATIONAL BANK OF BOSTON
                                     TRANSFER AGENT
                                     AND REGISTRAR,

BY      /s/
                               AUTHORIZED SIGNATURE
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        This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Renewed Rights Agreement between The Gillette Company (the "Company") and The First National Bank of Boston (the "Rights Agent") dated as of December 14, 1995, as the same may be amended, restated, renewed or extended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request thereof. Under certain circumstances set forth in the Rights Agreement, Rights beneficially owned (as such term is defined in the Rights Agreement) by any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

                             THE GILLETTE COMPANY

        The Corporation will furnish without charge to each holder of any security of the Corporation who so requests a statement of (a) the powers, designations, preferences and relative, participating, optional or other special rights of each class of securities or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights and (b) the terms upon which, including the time or times at or within which, and the price or prices at which, shares of capital stock may be purchased from the Corporation upon the exercise of any right, option or other security of the Corporation EVIDENCED BY THIS CERTIFICATE, which statement is incorporated herein by reference.

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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
    TEN COM   - as tenants in common                    UNIF GIFT MIN ACT -            Custodian
    TEN ENT   - as tenants by the entireties                                --------------------------------
    JY TEN    - as joint tenants with right of                              (Cust)                   (Minor)
                survivorship and not as tenants                             under Uniform Gifts to Minors
                in common                                                   Act
                                                                                ----------------------------
                                                                                         (State)

                   Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, _________ HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________
                         PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________  SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _____________________

__________________________________________________________________________________________________________________________________
ATTORNEY SO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED: _____________________


                                                                                __________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


Signature Guaranteed: ___________________________________________________________________________
                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION,
                      (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                      MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                      TO S.E.C. RULE 17Ad-15.


   _________________________________________________                          _________________________________________________

             AMERICAN BANKNOTE COMPANY                                          PRODUCTION COORDINATOR PAT STOVER 215-830-2155
                680 BLAIR MILL ROAD                                                       PROOF OF NOVEMBER 1, 1996
                 HORSHAM, PA  19044                                                            GILLETTE COMPANY
                    215-657-3480                                                                  H47145patch
   _________________________________________________                          _________________________________________________

    SALES PERSON:            DAN BURNS 617-449-3500                              Opr.        lr/hj                  rev1
   _________________________________________________                          _________________________________________________
          /home/larry/home12/GILLETTH47145                                                      /net/banknote/home
   _________________________________________________                          _________________________________________________

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